Exhibit 99.3

Last Updated 10/22/04

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$34	$55	$95		$185	$25
2	Pinnacle West Energy	(18)	(11)	6		(24)	(35)
3	APS Energy Services	2	1	1		4	(10)
4	SunCor	2	4	4		10	—
5	El Dorado	—	34	—		33	33
6	Parent Company	10	(11)	(2)		(2)	12

7	Income From Continuing Operations	30	72	104	—	206	25
8a	Income From Discontinued Operations - Net of Tax	1	1	1		3	(7)
8b	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—	—	—	—

9	Net Income	$31	$73	$105	$—	$209	$18

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED
10	Arizona Public Service	$0.38	$0.60	$1.04		$2.02	$0.28
11	Pinnacle West Energy	(0.20)	(0.13)	0.07		(0.26)	(0.38)
12	APS Energy Services	0.02	0.01	0.01		0.04	(0.11)
13	SunCor	0.02	0.04	0.05		0.11	—
14	El Dorado	—	0.37	—		0.37	0.38
15	Parent Company	0.12	(0.12)	(0.03)		(0.03)	0.10

16	Income From Continuing Operations	0.34	0.77	1.14	—	2.25	0.27
17a	Income From Discontinued Operations - Net of Tax	0.01	0.02	0.01		0.04	(0.07)
17b	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—		—	—

18	Net Income	$0.35	$0.79	$1.15	$—	$2.29	$0.20

19	BOOK VALUE PER SHARE	$31.19	$31.68	$32.55		$32.55	$1.87
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	91,376	91,400	91,491		91,444	12
21	End of Period	91,310	91,309	91,443		91,443	172

See Glossary of Terms.

Last Updated 10/22/04

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)
	Regulated Electricity Segment
	Retail
22	Residential	$189	$245	$360		$794	$30
23	Business	211	257	289		757	26

24	Total retail	400	502	649	—	1,551	56
	Wholesale revenue on delivered electricity
25	Traditional contracts	3	4	6		13	1
26	Retail load hedge management	—	—	—		—	—
27	Transmission for others	8	8	8		24	4
28	Other miscellaneous services	4	6	8		18	(1)

29	Total regulated electricity	415	520	671	—	1,606	60

	Marketing and Trading Segment
	Delivered marketing and trading
30	Generation sales other than native load	10	30	39		79	7
31	Realized margins on electricity trading (a)	5	12	9		26	10
32	Other delivered electricity (a)	66	71	77		214	(20)

33	Total delivered marketing and trading	81	113	125	—	319	(3)

	Other Marketing and Trading
34	Realized margins on delivered commodities other than electricity (a)	(2)	2	(1)		(1)	8
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	1	(4)	(3)		(3)	4
36	Change in mark-to-market for future-period deliveries	8	4	8		17	22

37	Total other marketing and trading	7	2	4	—	13	34

38	Total marketing and trading	88	115	129	—	332	31

39	Total electric operating revenues	$503	$635	$800	$—	$1,938	$91

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31, 32 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $3 million was transferred to “realized” for the third quarter of 2004. Lines 31, 32 and 34 include amounts totaling $3 million of realized gain for the third quarter of 2004.

See Glossary of Terms.

Last Updated 10/22/04

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC SALES (GWH)
	Regulated Electricity Segment
	Retail sales
40	Residential	2,410	2,722	4,028		9,160	387
41	Business	3,051	3,602	3,937		10,590	400

42	Total retail	5,461	6,324	7,965	—	19,750	787
	Wholesale electricity delivered
43	Traditional contracts	138	195	210		543	155
44	Retail load hedge management	169	731	943		1,843	1,083

45	Total regulated electricity	5,768	7,250	9,118	—	22,136	2,025

	Marketing and Trading Segment
	Delivered marketing and trading
46	Generation sales other than native load	358	705	636		1,699	28
47	Electricity trading	4,198	5,243	7,012		16,453	803
48	Other delivered electricity	1,140	1,195	1,309		3,644	(460)

49	Total delivered marketing and trading	5,696	7,143	8,957	—	21,796	371

50	Total electric sales	11,464	14,393	18,075	—	43,932	2,396

See Glossary of Terms.

Last Updated 10/22/04

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)
	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$3	$2	$5		$10	$6
52	Other electricity marketing and trading (a)	11	17	12		40	(14)

53	Total electricity	14	19	17	—	50	(8)
54	Other commodities (a)	(2)	2	(1)		(1)	8

55	Total realized margin	12	21	16	—	49	—

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(1)	(2)	(3)		(5)	5
57	Other commodities (a)	2	(2)	—		2	(1)
58	Charge related to trading activities with Enron and its affiliates	—	—	—		—	—

59	Subtotal	1	(4)	(3)	—	(3)	4

60	Total current period effects (b)	13	17	13	—	46	4

	Change in mark-to-market gains (losses) for future period deliveries (b)
61	Electricity	7	3	—		9	14
62	Other commodities	1	1	8		8	8

63	Total future period effects	8	4	8	—	17	22

64	Total gross margin	$21	$21	$21	$—	$63	$26

Future Marketing and Trading Mark-to-Market Realization

As of September 30, 2004, Pinnacle West had accumulated mark-to-market net gains of $38 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2004, $2 million; 2005, $14 million; 2006, $5 million and thereafter, $17 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $3 million was transferred to “realized” for the third quarter of 2004. A $3 million realized gain is included in the $12 million on line 52 for the third quarter of 2004.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

Last Updated 10/22/04

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (continued) (Dollars in Millions)
	By Commodity Sold or Traded
65	Electricity	$20	$20	$15		$55	$11
66	Natural gas	1	—	6		7	7
67	Coal	—	—	—		—	2
68	Emission allowances	—	1	—		1	7
69	Other	—	—	—		—	(1)

70	Total gross margin	$21	$21	$21	$—	$63	$26

	By Pinnacle West Entity
	Parent company marketing and trading division
71	Generation sales other than native load	$—	$—	$—		$—	$2
72	Other marketing and trading	12	7	5		24	18
	APS
73	Generation sales other than native load	3	3	1		7	—
74	Other marketing and trading	(8)	(3)	1		(10)	(7)
	Pinnacle West Energy
75	Generation sales other than native load	—	—	4		4	5
76	Other marketing and trading	10	10	6		26	26
	APS ES
77	Other marketing and trading	4	4	4		12	(18)

78	Total gross margin before income taxes	$21	$21	$21	$—	$63	$26

See Glossary of Terms.

Last Updated 10/22/04

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
79	Residential	855,754	852,594	856,353		854,901	30,260
80	Business	105,502	106,517	107,583		106,534	3,913

81	Total	961,256	959,111	963,936	—	961,435	34,173
82	Wholesale customers	81	82	85		83	17

83	Total customers	961,337	959,193	964,021	—	961,518	34,190

84	Customer Growth (% over prior year)	3.4%	3.8%	3.9%		3.7%	0.5%
	RETAIL SALES (GWH) - WEATHER NORMALIZED
85	Residential	2,383	2,745	4,159		9,287	656
86	Business	3,007	3,621	4,014		10,642	444

87	Total	5,390	6,366	8,173	—	19,929	1,100

	RETAIL USAGE (KWh/Average Customer)
88	Residential	2,816	3,193	4,704		10,715	76
89	Business	28,919	33,816	36,595		99,405	108
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)
90	Residential	2,784	3,220	4,857		10,864	398
91	Business	28,502	33,990	37,312		99,891	516
	ELECTRICITY DEMAND (MW)
92	System peak demand	3,979	5,608	6,402		6,402	70

See Glossary of Terms.

Last Updated 10/22/04

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)
	Generation production
93	Nuclear	2,148	1,860	2,364		6,372	(211)
94	Coal	2,887	3,035	3,417		9,339	773
95	Gas, oil and other	363	1,361	2,702		4,426	(1,130)

96	Total	5,398	6,256	8,483	—	20,137	(568)

	Purchased power
97	Firm load	701	1,533	1,068		3,302	1,609
98	Marketing and trading	5,507	7,169	9,264		21,940	1,426

99	Total	6,208	8,702	10,332	—	25,242	3,035

100	Total energy sources	11,606	14,958	18,815	—	45,379	2,467

	POWER PLANT PERFORMANCE
	Capacity Factors
101	Nuclear	88%	77%	96%		87%	(5)%
102	Coal	77%	81%	90%		83%	7%
103	Gas, oil and other	5%	20%	38%		22%	(12)%
104	System average	44%	50%	64%		52%	(8)%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	135	233	13		127	51
106	Coal	149	153	63		122	(152)
107	Gas	49	47	39		45	(119)

108	Total	333	433	115	—	294	(220)
109	Generation Fuel Cost ($/MWh)	$11.17	$18.59	$20.73		$17.51	$(0.33)

See Glossary of Terms.

Last Updated 10/22/04

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$43.73	$50.36	$51.86		$48.65	$(0.62)
111	SP15	$48.37	$54.73	$57.09		$53.40	$0.86
	Off-Peak
112	Palo Verde	$33.66	$33.74	$33.37		$33.59	$2.91
113	SP15	$36.90	$37.32	$37.18		$37.13	$3.12
	WEATHER INDICATORS
	Actual
114	Cooling degree-days	273	1,598	2,471		4,342	15
115	Heating degree-days	552	11	—		563	197
116	Average humidity	39%	19%	26%		28%	(2)%
	10-Year Averages
117	Cooling degree-days	80	1,491	2,540		4,111	—
118	Heating degree-days	521	36	—		557	—
119	Average humidity	43%	24%	33%		33%	0%
	ECONOMIC INDICATORS
	Building Permits — Metro Phoenix (b) (d)
120	Single-family	10,045	13,636	9,778		33,459	7,422
121	Multi-family	1,757	1,324	1,513		4,594	948

122	Total	11,802	14,960	11,291	—	38,053	8,370

	Arizona Job Growth (c) (d)
123	Payroll job growth (% over prior year)	2.2%	2.4%	2.4%		2.3%	1.4%
124	Unemployment rate (%, seasonally adjusted)	5.1%	5.1%	4.4%		5.1%	(0.8)%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business
(c)	Arizona Department of Economic Security
(d)	The economic indicators reflect latest available data through periods ending August 2004.

See Glossary of Terms